UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2025

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AEHR	The NASDAQ Capital Market

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed on October 21, 2025, the stockholders of Aehr Test Systems (the “Company”) approved the adoption of the Amendment to the Amended and Restated 2006 Employee Stock Purchase Plan (the “2006 ESPP Amendment”) and the adoption of the Amendment to the 2023 Equity Incentive Plan (the “2023 Plan Amendment,” and, together with the 2006 ESPP Amendment, the “Stock Plan Amendments”) at the Company’s 2025 annual stockholders’ meeting held on October 20, 2025 (the “Annual Meeting”). The terms of the Stock Plan Amendments are set forth in the proxy statement, dated September 10, 2025, for the Annual Meeting, which was filed with the Securities and Exchange Commission on September 10, 2025. The descriptions of the 2023 Plan Amendment in the section of the proxy statement titled “Proposal Two - Approval of an Amendment to the 2023 Equity Incentive Plan” and the 2006 ESPP Amendment in the section of the proxy statement titled “Proposal Three - Approval of an Amendment to the Amended and Restated 2006 Employee Stock Purchase Plan” are incorporated herein by reference.

The foregoing descriptions of the 2006 ESPP Amendment and 2023 Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Plan Amendments, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1*	Amendment to the Amended and Restated 2006 Employee Stock Purchase Plan.*
10.2*	Amendment to the 2023 Equity Incentive Plan.*
104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

* Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: November 7, 2025	By:	/s/ Chris P. Siu
Chris P. Siu
Executive Vice President of Finance and
Chief Financial Officer

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